UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 23, 2003

Christopher & Banks Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19972	06-1195422
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 Xenium Lane North Plymouth, Minnesota		55441
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (763) 551-5000

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits.

The following are filed as Exhibits to this Report:

Exhibit No.	Description of Exhibit
99.1	Press release issued September 23, 2003.

99.2	Transcript of conference call held September 23, 2003, with analysts, institutional investors and news media.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The press release for Christopher & Banks Corporation issued on September 23, 2003, disclosing material nonpublic information regarding the registrant’s results of operations for the quarter ended August 30, 2003, and a transcript of the related conference call held September 23, 2003, with analysts, institutional investors and news media, is furnished herewith.

The press release issued September 23, 2003 and the related conference call transcript are filed as Exhibit Nos. 99.1 and 99.2, respectively, to this Report.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Christopher & Banks Corporation

Date: September 29, 2003	By:	/s/ Andrew K. Moller
Andrew K. Moller
Chief Financial Officer